CERTIFICATION OF CHAIRMAN, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                               OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SurfNet Media Group, Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert D. Arkin, the Chairman, Chief Executive Officer and Chief Financial Officer of SurfNet Media Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operation of the Company.

Date: February 7, 2005

                                               /s/ Robert D. Arkin
                                               --------------------------
                                               Robert D. Arkin
                                               Chairman, Chief Executive Officer
                                               and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of this report or as a separate disclosure document.